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                                   KUTAK ROCK

                                   Suite 2900
                             717 Seventeenth Street
                           Denver, Colorado 80202-3329

                                 (303) 297-2400




                                             April 2, 1998

First Investors Management Company, Inc
95 Wall Street
New York, New York  10005-4297


          Re:  First Investors Multi-State Insured Tax Free Fund

Gentlemen:

     We consent to the use of our name and the reference to our firm in Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A of First Investors Multi-State Insured Tax Free Fund and the related Prospectus.

                                             Very truly yours,





                                             By: /s/Kutak Rock